                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     By this Agreement, the undersigned agree that this Statement on Schedule
13G being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of NeurogesX, Inc. is being filed on behalf of each of us.

February 16, 2010

                                                   MOSHE ARKIN

                                                   /s/ Menachem Inbar
                                                   ----------------------------
                                                   By: Menachem Inbar*
                                                   Title: Attorney-in-fact

                                                   M. ARKIN (1999) LTD.

                                                   /s/ Menachem Inbar
                                                   ----------------------------
                                                   By: Menachem Inbar**
                                                   Title: Attorney-in-fact for
                                                   Moshe Arkin, Chairman of
                                                   M. Arkin (1999) Ltd.

                                                   SPHERA FUNDS MANAGEMENT LTD.

                                                   /s/ David Lieber
                                                   ----------------------------
                                                   By: David Lieber
                                                   Title: CEO

                                                   ISRAEL MOR

                                                   /s/ Israel Mor
                                                   ----------------------------
                                                   By: Israel Mor

                                                   DORON BREEN

                                                   /s/ Doron Breen
                                                   ----------------------------
                                                   By: Doron Breen

                                                   RON SENATOR

                                                   /s/ Ron Senator
                                                   ----------------------------
                                                   By: Ron Senator

* Duly authorized under Special Power of Attorney appointing Menachem Inbar attorney-in-fact, dated August 12, 2009 by and on behalf of Moshe Arkin
(incorporated herein by reference to Exhibit 2 to the Schedule 13G filed by
Moshe Arkin, M. Arkin (1999) Ltd., Sphera Global Healthcare GP Ltd., Sphera
Global Healthcare Management L.P., Sphera Global Healthcare Fund, and Sphera
Global Healthcare Master Fund on August 13, 2009 (the "Original Schedule 13G)).

** Duly authorized under Special Power of Attorney appointing Menachem Inbar attorney-in-fact, dated August 12, 2009 by and on behalf of Moshe Arkin as
Chairman M. Arkin (1999) Ltd. (incorporated herein by reference to Exhibit 3 to the Original Schedule 13G).